PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]        Preliminary proxy statement
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Security Federal Corporation
-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                            Security Federal Corporation
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:
                N/A
-------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
                N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                N/A
-------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
                N/A
-------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
                N/A
-------------------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
                N/A
-------------------------------------------------------------------------------
(3)    Filing party:
                N/A
-------------------------------------------------------------------------------
(4)    Date filed:
                N/A
-------------------------------------------------------------------------------

                                  June 18, 2001

Dear Fellow Shareholder:

         It is with great pleasure that I invite you to attend the Company's Annual Meeting of shareholders, to be held on July 17, 2001 at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ended March 31, 2001, as well as an update on the progress we've made in achieving our longer term corporate goals.

         A critical aspect of the annual meeting is the shareholder vote on corporate business items. I urge you to exercise your voting rights as a shareholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

         Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.


                                   Sincerely,


                                   /s/ T. Clifton Weeks
                                   --------------------
                                   T. Clifton Weeks
                                   Chairman

                          SECURITY FEDERAL CORPORATION
                             1705 WHISKEY ROAD SOUTH
                           Aiken, South Carolina 29803
                                 (803) 641-3000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on July 17, 2001

         Notice is hereby given that the Annual Meeting of shareholders ("Meeting") of Security Federal Corporation ("Company") will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 17, 2001, at 2:00 p.m., Eastern time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

            1.      The election of two directors of the Company; and

            2. Such other matters as may properly come before the Meeting or any adjournments thereof.

            NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record as of the close of business on June 12, 2001 are the shareholders entitled to receive notice of and to vote at the Meeting, and any adjournments thereof.

         A complete list of shareholders entitled to vote at the Meeting is available for the examination by any shareholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina, from the date of this proxy statement through the Meeting.

         You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Robert E. Johnson
                                            --------------------
                                            Robert E. Johnson
                                            Secretary


Aiken, South Carolina
June 18, 2001

-------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                          SECURITY FEDERAL CORPORATION
                             1705 Whiskey Road South
                           Aiken, South Carolina 29803
                                 (803) 641-3000

-------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 17, 2001
-------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation ("Company"), to be used at the Annual Meeting of shareholders of the Company ("Meeting"), which will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 17, 2001, at 2:00 p.m., Eastern time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of shareholders and this Proxy Statement are first being mailed to shareholders on or about June 18, 2001. Certain of the information provided herein relates to Security Federal Bank ("Bank"), a wholly owned subsidiary and the predecessor of the Company.

-------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
-------------------------------------------------------------------------------

         Shareholders Entitled to Vote. Shareholders of record as of the close of business on June 12, 2001 ("Record Date"), will be entitled to one vote for each share of common stock of the Company ("Company Common Stock") then held. As of the close of business on the Record Date, there were 1,684,240 shares of Company Common Stock issued and outstanding.

         If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

         Quorum Requirement. A majority of the shares of Company Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Broker non-votes will be counted for purposes of the existence of a quorum.

         Voting. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors. Broker non-votes have no effect on the election of directors.

         Proxies; Proxy Revocation Procedures. All shares of Company Common Stock represented at the Meeting by properly executed and dated proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed and dated proxies will be voted FOR the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Participants in the Security Federal Corporation ESOP. If a shareholder is a participant in the Security Federal Corporation Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares of Company Common Stock in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Company Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instruction via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

-------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of Company Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the close of business on the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Company Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Company Common Stock as of the close of business on the Record Date. The table also sets forth, as of the close of business on the Record Date, information as to the shares of Company Common Stock beneficially owned by each director, the "named executive officer" of the Company, and all executive officers and directors of the Company as a group.

                                Shares Beneficially           Percent
Beneficial Owners                    Owned(1)                 of Class
-----------------                    --------                 --------

Beneficial Owners of More than 5%

T. Clifton Weeks(2)                   201,220                  11.95%
P.O. Box 941
Aiken, SC  29802

Mr. and Mrs. Robert E. Scott, Sr.(3)  144,044                   8.55
4 Inverness West
Aiken, SC  29803

Thomas W. Weeks(4)                    131,544                   7.81
P.O. Box 365
Barnwell, SC  29812

                       (table continues on following page)

                                Shares Beneficially           Percent
Beneficial Owners                    Owned(1)                 of Class
-----------------                    --------                 --------

Timothy W. Simmons(5)                 108,430                    6.43%
P.O. Box 277
Aiken, SC  29802

Directors

Gasper L. Toole III                    68,000                    4.04
Thomas L. Moore(6)                      4,056                     *
Harry O. Weeks, Jr.(7)                 56,746                    3.37
Robert E. Alexander                     2,400                     *
William Clyburn                         1,476                     *

All directors and executive
officers as a group (11 persons)(8)   471,672                   28.00
---------------
*     Less than one percent of shares outstanding.
(1) Includes shares held directly, as well as indirectly by spouses, minor children and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting and investment power.
(2) T. Clifton Weeks, the Chairman of the Board of the Company and the Bank, is the father-in-law of Timothy W. Simmons. Includes 3,968 shares held directly and 197,252 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power.
(3) Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares held jointly.
(4) Thomas W. Weeks is the brother of Harry O. Weeks, Jr., a Director of the Company. The amount disclosed includes 30,400 shares held by his wife.
(5) Mr. Simmons is President, Chief Executive Officer and a Director of the Company and the Bank. Includes 55,004 shares held directly, 45,764 shares held by his wife, and 7,662 shares allocated to Mr. Simmons' account under the Company's ESOP. Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Simmons was the Company's only "named executive officer" for the fiscal year ended March 31, 2001.
(6)   Includes 1,520 shares held by his wife.
(7) Includes 2,100 shares held by his wife and 6,350 shares held in trust for his daughter, Allison Weeks.
(8) Includes 9,158 shares allocated to individual accounts of executive officers pursuant to the ESOP.

-------------------------------------------------------------------------------
                          PROPOSAL 1 -- ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

         The Company's Board of Directors consists of seven directors. Each member of the Company's Board of Directors is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the meeting to serve for a term of three years or until their respective successors have been elected and qualified. The nominees for election this year are Gasper L. Toole III and Thomas L. Moore, each of whom is a current member of the Board of Directors of the Company and of the Bank.

         The following table sets forth information as of the close of business on the Record Date regarding each director nominee and each director whose term of office will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the two candidates nominated by the Board of Directors and standing for election at the Meeting. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

        The Board of Directors Recommends a Vote "For" The Election of Messrs. Toole And Moore.

                                                            Director    Term
                          Positions Held in the             Of Company   to
Name                 Age  Company and the Bank              Since(1)    Expire
----                 ---  --------------------              --------    ------
                               NOMINEES
                               --------
Gasper L. Toole III  75   Director and Vice President of        1958    2004(2)
                          the Company and the Bank

Thomas L. Moore      51   Director of the Company and the Bank  1990    2004(2)

                          CONTINUING DIRECTORS
                          --------------------
Harry O. Weeks, Jr.  61   Director of the Company and the Bank  1978    2002

Robert E. Alexander  61   Director of the Company and the Bank  1988    2002

William Clyburn      60   Director of the Company and the Bank  1993    2002

Timothy W. Simmons   55   President, Chief Executive Officer    1983    2003
                          and Director of the Company and the Bank

T. Clifton Weeks     74   Director, Chairman of the Board       1958    2003
                          of the Company and the Bank

---------------
(1)      Includes service on the Board of Directors of the Bank.
(2)      Assuming re-election at the Meeting.

         The principal occupation of each of the directors during the last five years is as follows:

         Gasper L. Toole III is of counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to such time, he was a partner in such firm. He has also served as Vice President of the Company since July 1987 and of the Bank since August 1958.

         Thomas L. Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

         Harry O. Weeks, Jr. is an Insurance Agent and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995. Mr. Weeks was President of Lyon-Croft-Weeks & Hunter

Insurance, Inc. until May 1995. He also served on the Board of Directors of Lyon-Croft-Weeks, a real estate and property management company, until March 1992 (when the company closed).

         Robert E. Alexander is the Chancellor Emeritus of the University of South Carolina-Aiken, Aiken, South Carolina.

         William Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a U.S. Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994. Mr. Clyburn is serving his fourth term in the South Carolina House of Representatives.

         Timothy W. Simmons has been President of the Company since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected as President and Chief Operating Officer of the Bank in January 1987 and has served in these capacities since March 1987. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank. Mr. Simmons served as Executive Vice President of Lyon-Croft-Weeks from 1980 until March 1992 (when the company closed) and has served as a director of Lyon-Croft-Weeks & Hunter Insurance, Inc. and L-C-W Corp., a finance company, from 1980 to 1995.

         T. Clifton Weeks has been Chairman of the Board of the Company since 1987 and was Chief Executive Officer of the Company from 1987 until June 1994. Mr. Weeks has served as Chairman of the Board of the Bank since January 1987 and was Chief Executive Officer from 1987 until May 1988. Prior thereto he served as President and Managing Officer of the Bank beginning in 1958. In addition, Mr. Weeks served as Chairman of the Board of Lyon-Croft-Weeks until March 1992 (when the company closed) and L-C-W Corp. and L-C-W Development Corp. (a wholly owned subsidiary of L-C-W Corp.), a real estate development company that owns commercial real estate, and Chairman of the Board of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995.

Executive Officers Who Are Not Directors of the Company or the Bank
-------------------------------------------------------------------

         The following information as to the principal occupation(s) during the past five years is supplied with respect to executive officers of the Bank who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

         Thomas C. Clark, age 44, has been Senior Vice President - Retail Banking since January 1, 1994. He held the position of Vice President - Consumer/Commercial Loans from July 1992 to January 1994. Prior to joining the Bank, Mr. Clark was employed by South Carolina National Bank from 1979 to 1993 and was the City Executive of its Aiken, South Carolina office from 1988 to 1993.

         Frank Thomas, age 54, has been Senior Vice President - Mortgage Lending since March 1999. From September 1994 to March 1999, Mr. Thomas served as Vice President in Commercial Loans and Business Development as well as Banking Center Coordinator from January 1996 to April 1998. Prior to joining the Bank, Mr. Thomas was Vice President of Mortgage Lending for Palmetto Federal Savings Bank, Aiken, South Carolina, from August 1984 to August 1994.

         Roy G. Lindburg, age 40, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995. Prior to joining the Company, Mr. Lindburg was Vice President and Chief Financial Officer of Keokuk Bancshares, Inc. and First Community Bank, FSB located in Keokuk, Iowa, from May 1986 to December 1994 and Vice President and a Director at Galva Federal Savings located in Galva, Illinois, from March 1984 to April 1986.

         Floyd Blackmon, age 60, has been Senior Vice President - Operations since March 1999, having served as Vice President of that department since January 1998. Prior to joining the Bank, Mr. Blackmon was Senior Vice President of Operations for ComSouth Bankshares, Inc., Columbia, South Carolina from March 1989 to July 1997.

-------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------

         Meetings and Committees of the Company. During the fiscal year ended March 31, 2001, the Board of Directors of the Company held 12 meetings. No director attended fewer than 75% of the meetings held by the Board of Directors or all committees on which he served, except for Directors Clyburn and Moore who were each absent for four Board of Directors' meetings. Mr. Clyburn, who serves in the State House of Representatives, and Senator Moore were excused from the Board meetings due to critical legislative meetings. The Company has standing Executive, Audit, Compensation, Stock Option and Incentive Plan Administrative and Proxy committees.

         The Executive Committee, comprised of Directors T. Clifton Weeks, Toole, Alexander and Simmons, meets on an as needed basis to handle matters arising between Board meetings. This Committee did not meet during fiscal 2001.

         The Audit Committee, comprised of Directors Harry O. Weeks, Jr., Moore and Clyburn, meets on an as needed basis to review the audit report of the Company and oversee other matters related to the annual audit. This Committee met once during fiscal 2001.

         The Compensation Committee, comprised of Directors T. Clifton Weeks, Simmons, Toole and Alexander, meets on an as needed basis and makes recommendations to the Board regarding annual contributions to certain benefit plans and salaries for officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. This Committee met six times during fiscal 2001.

         The Stock Option and Incentive Plan Administrative Committee is composed of Directors Harry O. Weeks, Jr., Toole and Alexander, who are non-employee directors of the Company and are not eligible to receive awards under the Company's Stock Option Plan. This Committee met twice during fiscal 2001.

         The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's shareholders. The Committee met once during fiscal 2001.

         Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 2001. During fiscal 2001, no director attended fewer than 75% of the total number of meetings held by the Board of Directors or all committees of the Board of Directors on which he served, except for Directors Clyburn and Moore who were each absent for four Board of Directors' meetings. Mr. Clyburn, who serves in the State House of Representatives, and Senator Moore were excused from the Board meetings due to critical legislative meetings. The Board of Directors has standing Executive, Audit and Compensation committees.

         The Executive Committee of the Board of Directors of the Bank is composed of T. Clifton Weeks as Chairman and Directors Toole, Alexander and Simmons. To the extent authorized by the Board of Directors and by the Bank's Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. The Executive Committee also serves as the Loan Committee for the Bank. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 23 times during fiscal 2001.

         The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Directors Harry O. Weeks, Jr., Moore and Clyburn. The Audit Committee met ten times during fiscal 2001.

         The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. Members of this Committee are Directors T. Clifton Weeks, Simmons, Toole and Alexander. This Committee met six times during fiscal 2001.

-------------------------------------------------------------------------------
                            DIRECTORS COMPENSATION
-------------------------------------------------------------------------------

         The Company does not compensate the members of its Board of Directors for service on the Board or committees. The Directors of the Bank receive fees of $833.33 per month. Members of the Executive Committee receive $810 per month for membership on this Committee, with the exception of Mr. Simmons, who does not receive a fee for membership on this Committee. Members of the Audit Committee receive $117 per meeting attended. No fee is paid for membership on the Bank's Compensation Committee.

-------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

         The Company has not paid any compensation to its executive officers since its formation. Certain executive officers of the Company also currently hold the same positions with the Bank, and have received compensation from the Bank.

         Summary Compensation Table. The following table sets forth for the last three fiscal years, the compensation paid by the Bank to or accrued for the benefit of Mr. Simmons.

                                                                          Long-term
                                                                          Compensation
                                       Annual Compensation                 Awards
                                --------------------------------------   -------------
                                                         Other Annual     Number           All Other
                                       Salary   Bonus    Compensation       of           Compensation
Name and Position               Year   ($)(1)   ($)        ($)(2)        Options(#)(3)       ($)(4)
-----------------               ----   ------  -------  --------------   -------------  ----------------
Timothy W. Simmons              2001  $117,500  $  --       $   --                 --         $14,980
 President, Chief Executive     2000   110,545     --           --              3,000          15,180
 Officer and Director of the    1999   105,840     --           --                 --          14,256
 Company and the Bank

--------------
(1)      Salary includes Board fees of $8,500, $7,738, and $7,538 for fiscal 2001,
         2000, and 1999, respectively.
(2)      Does not include perquisites which did not exceed the lesser of $50,000 or
         10% of salary and bonus.
(3)      Represents  the number of options granted on September 21, 1999 and consists of 2,000 nonqualified options and 4,000 qualified options. The nonqualified options vest at a rate of 20% per year over five years beginning October 1,
         2004. The qualified options vest at a rate of 100% during the period from
         October 1, 2003 through September 30, 2004.  All options granted have been adjusted in connection with a stock split that occurred in December, 2000.
(4)      All other compensation during fiscal 2001 represents deferred compensation pursuant to the Company's 401(k) Plan of $7,038, employer contributions to the 401(k) Plan of $5,730 and to the ESOP of $2,211.

                                        7

    Option Grant Table. There were no options granted in fiscal year 2001.



 Option Exercise/Value Table.  The following information is provided for Mr. Simmons.

                                                       Number of
                                                   Securities Underlying        Value of Unexercised
                                                   Unexercised Options          In-the-Money Options
                    Shares                       at Fiscal Year End(#)          at Fiscal Year End($)
                    Acquired on      Value       ---------------------------    ---------------------------
Name                Exercise(#)    Realized($)   Exercisable   Unexercisable    Exercisable   Unexercisable
----                ------------   -----------   -----------   -------------    -----------   -------------

Timothy W. Simmons
   Nonqualified            --            --            --           2,000            --        $10,000(1)
   Qualified               --            --            --           4,000            --         10,000(2)
------------------

(1) The exercise price on the option grant date was $25.00. The price of the Common Stock at March 31, 2001 was $30.00. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

(2) The exercise price on the option grant date was $27.50. The price of the Common Stock at March 31, 2001 was $30.00. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

         Salary Continuation Agreement. The Company and the Bank have entered into a salary continuation agreement with Timothy W. Simmons. The agreement is for a term of one year. However, upon the expiration of each one-year term, the agreement may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the employee by the disinterested members of the Board of Directors. The agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i) the employee's reaching age 72, or (ii) 36 months after the employee's resignation or termination, where the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company.

         For purposes of the agreement, the term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following: (a) a change in duties and responsibilities of employee from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of assignment of employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a Change of Control occurred on March 31, 2001, the aggregate amount due and payable to Mr. Simmons would have been approximately $450,000.

-------------------------------------------------------------------------------
                           AUDIT COMMITTEE MATTERS
-------------------------------------------------------------------------------
        Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

        Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended March 31, 2001:

        * The Audit Committee has completed its initial review and discussion of the Company's 2001 audited financial statements with management;

        * The Audit Committee has discussed with the independent auditors (Elliott Davis & Company, LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

        * The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

        * The Audit Committee has, based on its initial review and discussions with management of the Company's 2001 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2001 be included in the Company's Annual Report on Form 10-K.

              Audit Committee:         Harry O. Weeks, Jr., Chairman
                                       Thomas L. Moore
                                       William Clyburn

        Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The NASDAQ Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

-------------------------------------------------------------------------------
                        COMPENSATION COMMITTEE MATTERS
-------------------------------------------------------------------------------

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

        Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committee of the Board of Directors of the Bank. Performance is evaluated and salaries are set by the Compensation Committee of the Bank.

        General. The Bank's Compensation Committee's duties are to recommend and administer policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels.

        Compensation Policies. The executive compensation policies of the Bank are designed to establish an appropriate relationship between executive pay and the Company's and Bank's annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

        * To attract and retain key executives who are vital to the long-term success of the Company and the Bank and are of the highest caliber;

        * To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Bank's level of performance;

        * To motivate executives to enhance long-term stockholder value by building their equity interest in the Company; and

        * To integrate the compensation program with the Company's and the Bank's annual and long-term strategic planning and performance measurement processes.

        The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives, including: (1) the performance of the Company and the Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Bank during the year.

        Base Salary. The Bank's current compensation plan involves a combination of salary, employer contributions to 401(k) and ESOP Plans, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in the Southeast and the United

States. The Compensation Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Compensation Committee annually reviews the South Carolina Banker's Association Compensation and Benefits Survey, the Bank Administration Institute Cash Compensation Survey, and the America's Community Banker's Survey of Salaries which covers over 500 financial institutions nationwide.

        Long Term Incentive Compensation. The Company adopted a 1999 Stock Option Plan. This plan was approved by the shareholders of the Company in 1999. Under the plan, non-employee directors, executive officers, and other employees may receive grants and awards. The Company believes that stock ownership by the Company's and the Bank's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and awards under such plans were allocated based upon regulatory practices and policies, and the practices of other recently converted financial institutions as verified by external surveys and were based upon the executive officers' level of responsibility and contributions to the Company and the Bank.

        Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 2001, the base salary of Mr. Simmons was $117,500. In addition, he was credited with $14,980 in other compensation (comprised of ESOP contribution of $2,211 and employer 401(k) contribution of $5,730 and deferred compensation pursuant to the Company's 401(k) plan of $7,038) as set forth in the preceding Summary Compensation Table. In addition, Mr. Simmons was credited with stock options of $20,000 (total value of in-the-money options). This resulted in total compensation of $152,480, which represents an 4.64% increase from the previous year. The Committee believes that Mr. Simmons' compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Company during the fiscal year. Mr. Simmons did not participate in the Committee's consideration of his compensation level for the fiscal year.

        Compensation Committee of the Board of Directors:

                      T. Clifton Weeks
                      Timothy W. Simmons
                      Gasper L. Toole III
                      Robert E. Alexander

       Compensation Committee Interlocks and Insider Participation. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

        Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the S&P 500 (U.S. Stock) Index and a peer group of the SNL All Thrift Index. Total return assumes the reinvestment of all dividends and that the value of the Company's Common Stock and each index was $100 on March 31, 1996.

                           [graph appears here]

                                       Period Ending
                      ---------------------------------------------------------
Index                 3/31/96   3/31/97   3/31/98   3/31/99   3/31/00   3/31/01
-----                 -------   -------   -------   -------   -------   -------
Security Federal
 Corporation          100.00    114.58     163.56    336.01    449.36    450.64
S&P 500               100.00    119.73     177.21    209.87    247.53    193.89
SNL Thrift Index      100.00    139.54     233.46    192.84    152.88    253.75

-------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of the shares of Company Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the Company. Based solely on a review of the reports and written representations provided to the Company by the persons, the Company believes that all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended March 31, 2001, except for the report of the grant of stock options to directors and officers of the Company on Forms 5 for the fiscal year ended March 31, 2000, which were subsequently filed.

-------------------------------------------------------------------------------
                             CERTAIN TRANSACTIONS
-------------------------------------------------------------------------------

         Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect. At March 31, 2001, loans to all employees, officers and directors of the Bank totalled $1,387,000 million, or 5.90% of the Company's total shareholders' equity.

         Director T. Clifton Weeks and the wife of Mr. Simmons, who are father and daughter, are co-owners of the Franclif Company, which rents office space to the Bank for its Laurens Street branch. Franclif Company received $27,372 in rent, none of which represents property taxes from the Bank during fiscal 2001. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and does not present any unfavorable features.

-------------------------------------------------------------------------------
                            SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy solicitation materials for the next year's Annual Meeting of shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 19, 2002. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

         The Company's Articles of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting of shareholders, a shareholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 90 days prior to the date of the meeting; provided that if less than 45 days' notice of the meeting is given to shareholders, such notice must be delivered not later than the close of the 15th day following the day on which notice of the meeting was mailed to shareholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the shareholder in the proposal.

-------------------------------------------------------------------------------
                                  AUDITORS
-------------------------------------------------------------------------------

Audit Fees

         The aggregate fees billed to the Company by Elliott Davis & Company, LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in the Company Forms 10-Q for that year, including travel expenses, were $27,730.

Financial Information Systems Design and Implementation Fees

         Elliott Davis & Company, LLP performed no financial information system design or implementation work for the Company during the fiscal year ended March 31, 2001.

All Other Fees

         Other than audit fees, the aggregate fees billed to the Company by Elliott Davis & Company, LLP for fiscal 2001, none of which were financial information systems design and implementation fees, were $8,980. The Audit
                                   13

Committee of the Board of Directors determined that the services performed by Elliott Davis & Company, LLP other than audit services are not incompatible with Elliott Davis & Company, LLP maintaining its independence.

         Representatives of Elliot, Davis & Company, LLP are expected to be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should they desire to do so.

-------------------------------------------------------------------------------
                                OTHER MATTERS
-------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

-------------------------------------------------------------------------------
                                MISCELLANEOUS
-------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone, without additional compensation.

         The Company's Annual Report to shareholders, including consolidated financial statements, accompanies this Proxy Statement. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

-------------------------------------------------------------------------------
                                FORM 10-K
-------------------------------------------------------------------------------

         A copy of the Annual Report on Form 10-K as filed with the SEC will be furnished without charge to shareholders as of the close of business on the Record Date upon written request to Robert E. Johnson, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/Robert E. Johnson
                                          --------------------
                                          Robert E. Johnson
                                          Secretary


Aiken, South Carolina
June 18, 2001

                                                                Exhibit A

Charter of the Audit Committee of the Board of Directors

I.  Audit Committee Purpose

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

        * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

        * Monitor the independence and performance of the Company's independent auditors and internal auditing department.

        * Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

         The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

         If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Audit Committee shall meet at least annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.  Audit Committee Responsibilities and Duties

         Review Procedures

         * Review and reassess the adequacy of this Charter as needed. Submit the charter to the Board of Directors for approval.

         * Review the Company's annual audited financial statements. This review should include discussions with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         * In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

        Independent Auditors

        * The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

        * Approve the fees and other significant compensation to be paid to the independent auditors.

        * On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that would impair the auditors' independence.

        * Discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

        * Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        Internal Audit Department and Legal Compliance

        * Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

        * Review the appointment, performance, and replacement of the senior internal audit executive.

        * Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

        * On an as needed annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

        Other Audit Committee Responsibilities

        * Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

        * Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   * * * * *

                                 REVOCABLE PROXY
                          SECURITY FEDERAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 17, 2001

         The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of shareholders ("Meeting"), to be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 17, 2001, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, as follows:
                                                          VOTE
                                                          FOR        WITHHELD
                                                          ---        --------

  1. The election as directors of the nominee listed
     below (except as marked to the contrary below).      [  ]         [  ]

     Gasper L. Toole III
     Thomas L. Moore

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY
     INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME
     ON THE LINE BELOW.

      --------------------------------------------


      --------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

-------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of shareholders, a proxy statement for the Annual Meeting of shareholders, and an Annual Report to shareholders.

Dated:                                   , 2001
       ----------------------------------


-------------------------                 -------------------------
PRINT NAME OF SHAREHOLDER                 PRINT NAME OF SHAREHOLDER


------------------------                  ------------------------
SIGNATURE OF SHAREHOLDER                  SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the mailing label. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.


      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                    ENCLOSED POSTAGE-PREPAID ENVELOPE.